UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                      The Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):

                               November 21, 2007
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                                TX Holdings Inc.
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             (Exact name of registrant as specified in its charter)

           Georgia                     000-32335                  58-2558702
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

 1701 North Judge Ely Blvd. #6420 Abilene, TX                     79601
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     (Address of Principal Executive Offices)                  (Zip Code)

                                  305.420.6781
              (Registrant's telephone number, including area code)
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
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On November 21, 2007, TX Holdings Inc. reported that Mark Neuhaus, Chairman settled his involvement in the case of SEC VS Universal Express, Inc. A copy of the statement is attached to this report as Exhibit 99.1


Item 9.01 Financial Statements and Exhibits
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Exhibit 99.1        Statement dated November 21, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2007



                                  By: /s/ Mark Neuhaus
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                                      Mark Neuhaus, President and Chairman